SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) July 22, 2003

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 9. Regulation FD Disclosure

This item is being filed as an Item 12. “Results of Operations and Financial Condition.” Pursuant to the Securities and Exchange Commission’s filing guidance issued on March 27,2003 regarding Final Rule 33-8216.

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated April 22, 2003, announcing its earnings for the three (3) month period ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1

Press release dated July 22, 2003, announcing its earnings for the three (3) and six (6) month periods ended June 30, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: July 22, 2003

Exhibit 99.1

Jeffrey A. Stopko

    July 22, 2003

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL RETURNS TO PROFITABIITY; ANNOUNCES INCREASED SECOND QUARTER 2003 EARNINGS

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) returned to profitability by reporting net income for the second quarter of 2003 of $915,000 or $0.07 per diluted share.  When compared to net income of $408,000 or $0.03 per diluted share reported in the second quarter of 2002, this represents an increase of $507,000 or over 100%.  This financial performance reflects continued progress in the Company’s turnaround and the first quarter of profitability after net losses experienced in the three previous quarters.  Specifically, the Company reported a net loss of $4.2 million in the third quarter of 2002, a net loss of $2 million in the fourth quarter of 2002, and a net loss of $795,000 in the first quarter of 2003.  As a result of the positive second quarter 2003 performance, the Company is also now profitable for the six month period ended June 30, 2003 with net income of $120,000 or $0.01 per diluted share.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2003 and 2002:

	Second Quarter 2003	Second Quarter 2002	Six Months Ended June 30, 2003	Six Months Ended June 30, 2002
Net income	$915,000	$408,000	$120,000	$1,034,000
Diluted earnings per share	0.07	0.03	0.01	0.08

At June 30, 2003, ASRV had total assets of $1.17 billion and shareholders’ equity of $76 million or $5.48 per share.  The Company continues to be considered well capitalized for regulatory purposes with an asset leverage ratio at June 30, 2003 of 7.10%, compared to a regulatory minimum of 5.0%.

The Company’s provision for loan losses totaled $534,000 or 0.40% of total loans in the second quarter of 2003.  This represented a decrease of $281,000 from the second quarter 2002 provision of $815,000 or 0.56% of total loans.  The second quarter 2003 provision exceeded net charge-offs for the quarter that totaled $33,000 or 0.02% of total loans, which resulted in the Company further building its allowance for loan losses to $11.9 million at June 30, 2003.  Non-performing assets totaled $10.2 million or 1.93% of total loans at June 30, 2003.  This represented a decrease of $1.5 million from the March 31, 2003 level of $11.7 million but an increase of $3.2 million from the December 31, 2002 total of $7.0 million.  The Company’s largest non-performing asset is a $4.8 million commercial mortgage loan to a borrower in the personal care industry that is supported by an 80% guarantee by the U.S. Department of Agriculture and is secured by a first mortgage on the personal care facility.  The Company’s loan loss reserve coverage of non-performing assets amounted to 117% at June 30, 2003 compared to 144% at December 31, 2002 and 97% at June 30, 2002.  The allowance for loan losses as a percentage of total loans increased to 2.27% at June 30, 2003 compared to 1.75% at December 31, 2002 and 0.92% at June 30, 2002.

The Company’s net interest income in the second quarter of 2003 decreased by $873,000 from the prior year second quarter due to a reduced level of earning assets and a decline in the net interest margin to 2.41%.   Loan portfolio shrinkage experienced in the first half of 2003 was the predominant factor contributing to both the lower level of earning assets and the net interest margin contraction.  The overall net decrease in loans reflects continuing prepayment pressures caused by the historically low interest rate environment and the Company’s internal focus on improving asset quality.  The Company completed the restructuring of its lending division during the second quarter of 2003 and is now better positioned to generate increased new loan production in the second half of the year.  When analyzing more recent quarterly trends, both the net interest income and net interest margin declines were not as severe.  Specifically, between the first and second quarter of 2003, the Company’s net interest income declined by $213,000 and the net interest margin dropped by seven basis points.

The Company’s total non-interest income in the second quarter of 2003 was slightly better than the prior year second quarter as it increased by $71,000 or 1.4%.  Items that favorably impacted second quarter 2003 performance were net realized gains from investment security sales, higher deposit service charges, and increased gains on residential mortgage loan sales into the secondary market.  Gains on the sale of investment securities increased by $106,000 as the Company took advantage of the volatility in the market to shorten the investment portfolio duration and also capture profits on certain securities that had risks of accelerated prepayment in today’s low interest rate environment.  A similar increase occurred in deposit service charges due to higher levels of overdraft fees and checking service charges.  These positive items more than offset a decline in other income resulting from the Company’s decision to exit the merchant card business in the fourth quarter of 2002.

The Company’s total non-interest expense in the second quarter of 2003 decreased by $1.3 million or 11.5% from the second quarter of 2002 due to the Company’s continued focus on reducing and containing expenses.  This decline was the primary factor responsible for the Company’s increased earnings.  Salaries and employee benefits dropped by $411,000 as on average there were 42 fewer full-time equivalent employees when compared to the second quarter of 2002. Other expenses also declined by $481,000 due to cost cutting in numerous expense categories, some of the larger of which included advertising expense and merchant card expense.  The dramatic downsizing of the mortgage servicing asset in the first quarter of 2003 reduced the impact of lower mortgage rates on the Company’s performance.  Specifically, the Company’s impairment charge on mortgage servicing rights amounted to $254,000 in the second quarter of 2003; a reduction of $533,000 when compared to the $787,000 impairment charge recognized in the second quarter of 2002.  As a result of the sale of 69% of the Company’s mortgage servicing portfolio and the impairment charges recognized during the first half of 2003, the value of the Company’s mortgage servicing rights declined from $6.9 million at December 31, 2002 to $1.8 million at June 30, 2003.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

July 22, 2003

(In thousands, except per share and ratio data)

2003

1QTR	2QTR	YEAR
TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$120

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.84%	0.32%
Net interest margin	2.48	2.41	2.45
Net charge-offs as a percentage of average loans	0.20	0.02	0.11
Loan loss provision as a percentage of average loans	1.19	0.40	0.80
Net overhead expense as a percentage of tax equivalent net interest income	91.97	73.61	82.54
Efficiency ratio	94.98	84.81	89.69

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.01
Average number of common shares outstanding	13,923,010	13,935,086	13,929,082
Diluted	(0.06)	0.07	0.01
Average number of common shares outstanding	13,923,010	13,940,460	13,933,861
Cash dividends declared	0.00	0.00	0.00

2002

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$626	$408	$1,034

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	3.16%	2.04%	2.59%
Net interest margin	2.35	2.63	2.49
Net charge-offs as a percentage of average loans	0.06	1.09	0.58
Loan loss provision as a percentage of average loans	0.37	0.56	0.47
Net overhead expense as a percentage of tax equivalent net interest income	80.13	82.34	81.29
Efficiency ratio	88.34	89.52	88.96

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.03	$0.08
Average number of common shares outstanding	13,689,478	13,748,179	13,718,990
Diluted	0.05	0.03	0.08
Average number of common shares outstanding	13,712,382	13,778,716	13,745,459
Cash dividends declared	0.09	0.09	0.18

    NOTES:

(A)

All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2003

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610
Investment securities	546,427	544,967
Loans	555,335	525,591
Allowance for loan losses	11,415	11,916
Goodwill and core deposit intangibles	15,337	14,979
Mortgage servicing rights	2,214	1,784
Deposits	669,103	661,932
Stockholders’ equity	75,364	76,384
Trust assets	1,091,391	1,146,695
Non-performing assets	11,687	10,163
Asset leverage ratio	6.94%	7.10%
PER COMMON SHARE:
Book value (A)	$5.41	$5.48
Market value	3.50	3.80
Market price to book value	64.69%	69.35%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427
Branch locations	23	23
Common shares outstanding	13,929,324	13,940,999

2002

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,213,764	$1,202,086	$1,182,678	$1,175,550
Investment securities	532,349	493,322	491,861	505,778
Loans	587,624	600,778	594,285	572,977
Allowance for loan losses	6,286	5,518	5,757	10,035
Goodwill and core deposit intangibles	16,968	16,610	16,252	15,894
Mortgage servicing rights	8,315	7,566	5,146	6,917
Deposits	680,435	705,662	674,573	669,929
Stockholders’ equity	78,051	82,491	79,711	77,756
Trust assets	1,198,480	1,190,834	1,082,311	1,057,816
Non-performing assets	9,105	5,668	5,407	6,964
Asset leverage ratio	7.54%	7.46%	7.00%	6.84%
PER COMMON SHARE:
Book value (A)	$5.69	$6.00	$5.77	$5.59
Market value	4.96	4.58	2.45	2.85
Market price to book value	87.17%	76.37%	42.45%	50.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	468	464	445	422
Branch locations	24	24	24	23
Common shares outstanding	13,709,329	13,754,342	13,811,595	13,898,302

    NOTES:

    (A) Other comprehensive income had a positive impact of $0.30 on book value per share at June 30, 2003.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2003

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$9,083	$8,595	$17,678
Total investment portfolio	5,660	5,631	11,291
Total Interest Income	14,743	14,226	28,969

INTEREST EXPENSE
Deposits	3,140	2,965	6,105
All other funding sources	4,956	4,827	9,783
Total Interest Expense	8,096	7,792	15,888

NET INTEREST INCOME	6,647	6,434	13,081
Provision for loan losses	1,659	534	2,193
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988	5,900	10,888

NON-INTEREST INCOME
Trust fees	1,253	1,253	2,506
Net realized gains on investment securities available for sale	1,278	1,420	2,698
Net realized gains on loans and loans held for sale	173	221	394
Service charges on deposit accounts	767	800	1,567
Net mortgage servicing fees	71	77	148
Gain (loss) on sale of mortgage servicing	(758)	-	(758)
Bank owned life insurance	298	307	605
Other income	913	1,017	1,930
Total Non-interest Income	3,995	5,095	9,090

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789	4,717	9,506
Net occupancy expense	752	701	1,453
Equipment expense	817	750	1,567
Professional fees	903	1,058	1,961
FDIC deposit insurance expense	28	26	54
Amortization of core deposit intangibles	358	358	716
Impairment charge (credit)for mortgage servicing rights	366	254	620
Goodwill impairment loss	199	-	199
Other expenses	1,908	1,922	3,830
Total Non-interest Expense	10,120	9,786	19,906

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)	1,209	72
Provision (benefit) for income taxes	(342)	294	(48)
NET INCOME (LOSS)	$(795)	$915	$120

2002

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$10,562	$10,434	$20,996
Total investment portfolio	6,698	6,637	13,335
Total Interest Income	17,260	17,071	34,331

INTEREST EXPENSE
Deposits	4,288	4,215	8,503
All other funding sources	6,389	5,549	11,938
Total Interest Expense	10,677	9,764	20,441

NET INTEREST INCOME	6,583	7,307	13,890
Provision for loan losses	540	815	1,355
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,043	6,492	12,535

NON-INTEREST INCOME
Trust fees	1,279	1,235	2,514
Net realized gains on investment securities available for sale	637	1,314	1,951
Net realized gains on loans and loans held for sale	124	141	265
Service charges on deposit accounts	674	694	1,368
Net mortgage servicing fees	92	123	215
Bank owned life insurance	554	317	871
Other income	1,288	1,200	2,488
Total Non-interest Income	4,648	5,024	9,672

NON-INTEREST EXPENSE
Salaries and employee benefits	5,145	5,128	10,273
Net occupancy expense	739	750	1,489
Equipment expense	783	768	1,551
Professional fees	750	847	1,597
FDIC deposit insurance expense	29	29	58
Amortization of core deposit intangibles	358	358	716
Impairment charge for mortgage servicing rights	(123)	787	664
Wholesale mortgage production exit costs	(26)	(14)	(40)
Other expenses	2,280	2,403	4,683
Total Non-interest Expense	9,935	11,056	20,991

INCOME BEFORE INCOME TAXES	756	460	1,216
Provision for income taxes	130	52	182
NET INCOME	$626	$408	$1,034

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly Data Unaudited)

    Note:  2002 data appears before 2003.

2002

2003

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$584,090	$584,258	$525,935	$541,528
Deposits with banks	16,544	17,511	4,002	5,621
Federal funds sold	277	990	35	18
Total investment securities	502,245	500,043	531,834	514,836

Total interest earning assets	1,103,156	1,102,802	1,061,806	1,062,003

Non-interest earning assets:
Cash and due from banks	22,683	22,348	21,533	22,545
Premises and equipment	13,219	13,343	12,123	12,300
Other assets	67,554	68,045	69,670	70,453
Allowance for loan losses	(6,246)	(6,174)	(11,703)	(10,988)

Total assets	$1,200,366	$1,200,364	$1,153,429	$1,156,313

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$49,680	$49,118	$52,491	$51,520
Savings	102,287	98,602	103,238	102,678
Money market	131,349	133,117	124,827	126,529
Other time	303,327	303,266	284,879	287,046
Total interest bearing deposits	586,643	584,103	565,435	567,773
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	48,603	34,924	102,264	97,958
Advanced from Federal Home Loan Bank	333,488	351,226	264,861	266,509
Guaranteed junior subordinated deferrable interest debentures	34,500	34,500	34,500	34,500
Total interest bearing liabilities	1,003,234	1,004,753	967,060	966,740

Non-interest bearing liabilities:
Demand deposits	107,429	105,031	104,057	105,952
Other liabilities	9,238	10,150	6,473	7,082
Stockholders’ equity	80,465	80,430	75,839	76,539
Total liabilities and stockholders’ equity	$1,200,366	$1,200,364	$1,153,429	$1,156,313